                                                                    EXHIBIT 10.2

                              TITAN MATCHING PLAN

                              TITAN MATCHING PLAN

                               TABLE OF CONTENTS
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PREAMBLE................................................................................ 1

ARTICLE I.    DEFINITIONS AND CONSTRUCTION.............................................. 1
              Section 1.1   Definitions................................................. 1
              Section 1.2   Construction................................................ 5

ARTICLE II.   ELIGIBILITY AND PARTICIPATION............................................. 5
              Section 2.1   Eligibility and Participation............................... 5

ARTICLE III.  CONTRIBUTIONS, LIMITATIONS AND FORFEITURES................................ 6
              Section 3.1   Matching Contributions...................................... 6
              Section 3.2   Crediting of Contributions.................................. 6
              Section 3.3   Return of Matching Contributions............................ 6
              Section 3.4   Limitations on Contributions................................ 6
              Section 3.5   Application and Allocation of Forfeitures...................10

ARTICLE IV.   TRUST FUND, INVESTMENTS AND VALUATIONS....................................10
              Section 4.1   Trust and Trustee...........................................10
              Section 4.2   Trust Investment Options....................................10
              Section 4.3   Valuation and Adjustment of Accounts........................11

ARTICLE V.    VESTING...................................................................11
              Section 5.1   Vesting of Matching Accounts................................11

ARTICLE VI.   DISTRIBUTIONS.............................................................12
              Section 6.1   Time and Form of Distribution...............................12
              Section 6.2   Distribution of Retirement or Permanent Disability
                              Benefit...................................................12
              Section 6.3   Distribution of Death Benefit...............................14
              Section 6.4   Distribution of Separation from Employment Benefit..........15
              Section 6.5   Forfeitures.................................................16
              Section 6.6   Distributions to Minors and Persons Under Legal
                              Disability................................................17
              Section 6.7   Benefits Payable to Missing Participant or Beneficiary......17
              Section 6.8   Transfer of Eligible Rollover Distribution..................17
              Section 6.9   Qualified Domestic Relations Orders.........................18

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
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ARTICLE VII.  PLAN ADMINISTRATION.......................................................19
              Section 7.1   Committee...................................................19
              Section 7.2   Powers, Duties and Liabilities of the Committee.............19
              Section 7.3   Rules, Records and Reports..................................19
              Section 7.4   Administration Expenses and Taxes...........................20

ARTICLE VIII. AMENDMENT AND TERMINATION.................................................20
              Section 8.1   Amendment...................................................20
              Section 8.2   Termination.................................................20

ARTICLE IX.   TOP-HEAVY PROVISIONS......................................................20
              Section 9.1   Top-Heavy Definitions.......................................20
              Section 9.2   Minimum Contribution Requirement............................22

ARTICLE X.    MISCELLANEOUS GENERAL PROVISIONS..........................................22
              Section 10.1   Spendthrift Provision......................................22
              Section 10.2   Claims Procedure...........................................23
              Section 10.3   Maximum Contribution Limitation............................23
              Section 10.4   Employment Noncontractual..................................23
              Section 10.5   Limitations on Responsibility..............................24
              Section 10.6   Merger or Consolidation....................................24
              Section 10.7   Applicable Law.............................................24

                              TITAN MATCHING PLAN

     THIS MONEY PURCHASE PENSION PLAN, made and executed by TITAN RESOURCES I, INC., a Delaware corporation, is being established to provide a means by which the Employers may provide retirement benefits for their eligible employees.


                                  ARTICLE I.

                         DEFINITIONS AND CONSTRUCTION

     Section 1.1 Definitions. Unless the context clearly indicates otherwise, when used in this Plan:

          (a) "Affiliated Company" means any corporation or organization, other than an Employer, which is a member of a controlled group of corporations (within the meaning of Section 414(b) of the Code) or of an affiliated service group (within the meaning of Section 414(m) of the Code) with respect to which an Employer is also a member, and any other incorporated or unincorporated trade or business which along with an Employer is under common control (within the meaning of the regulations from time to time promulgated by the Secretary of the Treasury pursuant to Section 414(c) of the Code); provided, however, that for the purposes of Section 10.3 of the Plan, Section 414(b) and (c) of the Code shall be applied as modified by
     Section 415(h) of the Code.

          (b) A "Change of Control" shall be deemed to have occurred for purposes of the Plan if (i) Titan Exploration, Inc. enters into any merger, consolidation or recapitalization pursuant to which the persons serving as directors of Titan Exploration, Inc. immediately before such transaction cease to constitute at least 40% of the members of the board of directors of the surviving entity (whether Titan Exploration, Inc. or another entity) following consummation of such transaction, (ii) Titan Exploration, Inc. sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity, or (iii) Titan Exploration, Inc. is to be dissolved and liquidated.

          (c) "Code" means the Internal Revenue Code of 1986, as amended.

          (d) "Committee" means the Committee appointed by the Board of Directors of the Company to administer the Plan.

          (e) "Company" means Titan Resources I, Inc., a Delaware corporation, and any successor thereto.

          (f) "Compensation" means the sum of (i) the wages within the meaning of Section 3401(a) of the Code, but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2) of the Code), payable by an Employer to an Employee for personal services rendered to an Employer for a Plan Year, (ii) the amount of any contributions made by an Employer on behalf of such Employee pursuant to a qualified cash or deferred arrangement (within the meaning of Section 401(k) of the Code) maintained by such Employer (including Deferral Contributions made on behalf of such Employee to the Titan 401(k) Plan), and (iii) any salary reduction amounts elected by such Employee for the purchase of benefits pursuant to a cafeteria plan (within the meaning of Section 125(d) of the Code) maintained by an Employer; provided, however, that except for purposes of determining whether an Employee is a Highly Compensated Employee or a Key Employee (as defined in Section 9.1(c)), the Compensation of an Employee taken into account under the Plan for any Plan Year shall not exceed $150,000 (as adjusted to take into account any cost-of-living increases authorized pursuant to Section 401(a)(17)(B) of the
     Code).

          (g) "Covered Employee" means any Employee other than (i) a member of a collective bargaining unit with which an Employer negotiates and with respect to whom no coverage under this Plan has been provided by collective bargaining agreement, (ii) a nonresident alien with respect to the United States who receives no earned income from an Employer which constitutes income from sources within the United States, (iii) a temporary or seasonal Employee as determined in accordance with the Employer's normal personnel policies, (iv) an individual performing services for an Employer whom the Employer treats as an independent contractor for employment tax purposes, or (v) an individual who is treated as a leased employee by an Employer.

          (h) "Employee" means any individual employed by an Employer.

          (i) "Employer" shall include the Company and any other incorporated or unincorporated trade or business which may subsequently adopt this Plan with the consent of the Board of Directors of the Company.

          (j) "Employment Date" means the date a Covered Employee first performs an Hour of Service.

          (k) "Entry Date" means the first day of each calendar quarter.

          (l) "Highly Compensated Employee" means for a Plan Year:

              (1) any Employee who during such Plan Year or during the preceding Plan Year was at any time a 5 percent owner (as defined in Section 416(i)(1) of the Code) of an Employer or Affiliated Company; or

              (2) any Employee who during the preceding Plan Year received Compensation greater than $80,000 (as adjusted to take into account any cost-of-living increases authorized pursuant to Section 414(q)(1) of the Code) and, if the Company so elects, who is in the group consisting of the top 20% (when ranked on the basis of Compensation received during such preceding year) of all Employees, except those excluded pursuant to
          Section 414(q)(5) of the Code.

     Solely for purposes of this definition, (i) an employee of an Affiliated Company shall be deemed to be an Employee, (ii) compensation received from an Affiliated Company shall be deemed to be Compensation, and (iii) a nonresident alien who receives no earned income from an Employer or Affiliated Company which constitutes income from sources within the United States shall not be considered an Employee.

          (m) "Hour of Service" means an hour for which an Employee is directly or indirectly compensated or entitled to compensation (including back pay, regardless of mitigation of damages) by an Employer for the performance of duties for an Employer or for reasons (such as vacation, sickness or disability) other than the performance of duties for an Employer. An Employee will be credited with eight Hours of Service per day for any customary work period during which such Employee is on leave of absence authorized by his or her Employer. Leaves of absence shall be granted by an Employer to its Employees on a uniform, nondiscriminatory basis. In no event shall more than 501 Hours of Service be credited on account of any single continuous period during which the individual performs no duties.
     An Employee's Hours of Service shall be credited to the appropriate Plan Years determined in accordance with the provisions of Section 2530.200b-2(b) and (c) of the Department of Labor Regulations, which are incorporated herein by this reference. In determining Hours of Service for the purposes of this Plan, periods of employment by an Affiliated Company and periods of employment as a leased employee (within the meaning of Section 414(n) of the Code) of an Employer or Affiliated Company shall be deemed to be periods of employment by an Employer.

     Solely for purposes of determining whether an Employee incurs a One Year Break in Service, Hours of Service shall also include hours (not to exceed 501 such hours) that would normally be credited to an Employee but for an absence from work due to the pregnancy of the Employee, the birth of a child of the Employee, the placement of a child with the Employee in connection with the adoption of such child by such Employee, or caring for such child for a period beginning immediately following such birth or placement. If the number of hours described in the preceding sentence cannot be determined, an Employee shall be credited with eight Hours of Service per normal work day of such absence. Such Hours of Service shall be credited only in the computation period in which such absence from work begins if such Employee would be prevented from incurring a One Year Break in Service in such year due to the crediting of such hours, or in any other case, in the immediately following computation period.

          (n) "Investment Fund" means any fund authorized for the investment of Trust assets pursuant to Section 4.2.

          (o) "Matching Account" means the account established and maintained under this Plan by the Committee to record a Participant's interest under this Plan attributable to any Matching Contributions made by an Employer for such Participant.

          (p) "Matching Contribution" means a contribution made by an Employer to this Plan for a Participant pursuant to Section 3.1.

          (q) "Maximum Basic Deferral Contribution" means a Basic Deferral Contribution made by an Employer to the Titan 401(k) Plan on behalf of a Participant for a pay period which is equal to 5% of his or her Compensation for such pay period.

          (r) "Non-Highly Compensated Employee" means for a Plan Year any Employee who is not a Highly Compensated Employee for such Plan Year.

          (s) The "Normal Retirement Date" of a Participant means the day such Participant attains the age of 65 years.

          (t) "One Year Break in Service" means a Plan Year during which an Employee is credited with not more than 500 Hours of Service.

          (u) "Participant" means any individual meeting the eligibility and participation requirements of Article II, and whose Vested Interest under this Plan has not been fully distributed.

          (v) "Permanent Disability" means the total and permanent incapacity of a Participant to perform the usual duties of his or her employment with an Employer or Affiliated Company as determined by the Committee. Such incapacity shall be deemed to exist when certified by a physician acceptable to the Committee.

          (w) "Plan" means this Titan Matching Plan, effective as of September 1, 1998, and as from time to time in effect thereafter.

          (x) "Plan Year" means the calendar year.

          (y) "Qualified Joint and Survivor Annuity" means an annuity which is payable for the life of the Participant with a survivor annuity payable for the life of his or her spouse equal to 50% of the amount of the annuity payable during the life of the Participant; provided, however, that in the case of a Participant who is not married, a Qualified Joint and Survivor Annuity means an annuity which is payable for the life of the Participant.

          (z) "Qualified Preretirement Survivor Annuity" means an annuity which is payable for the life of the Participant's surviving spouse.

          (aa) "Retirement" means the Participant's separation from the employment of an Employer or Affiliated Company on or after his or her Normal Retirement Date for any reason other than death or transfer to the employment of another Employer or Affiliated Company.

          (bb) "Titan 401(k) Plan" means the Titan 401(k) Plan (As Amended and Restated Effective as of September 1, 1998), as in effect from time to time.

          (cc) "Trust" means the trust fund established pursuant to Section
     4.1.

          (dd) "Trustee" means the individual or corporate trustee or trustees from time to time appointed and acting as trustee or trustees of the Trust established pursuant to the Plan.

          (ee) "Valuation Date" means each business day.

          (ff) The "Vested Interest" of a Participant means the then vested portion of the amount credited to the Matching Account of such Participant at the particular point in time in question.

          (gg) "Year of Service" means a Plan Year during which an Employee completes at least 1,000 Hours of Service, including a Plan Year prior to the effective date of the Plan.

     Section 1.2 Construction. The titles to the Articles and the headings of the Sections in this Plan are placed herein for convenience of reference only and in case of any conflict the text of this instrument, rather than such titles or headings, shall control. Whenever a noun or pronoun is used in this Plan in plural form and there be only one person or entity within the scope of the word so used, or in singular form and there be more than one person or entity within the scope of the word so used, such noun or pronoun shall have a plural or singular meaning as appropriate under the circumstance.


                                  ARTICLE II.

                         ELIGIBILITY AND PARTICIPATION

     Section 2.1 Eligibility and Participation. Each Covered Employee shall become a Participant in this Plan on the Entry Date next following his or her Employment Date. Any Participant who ceases to be a Covered Employee shall thereupon cease to participate in the Plan; provided, however, that if any such Participant is thereafter reemployed as a Covered Employee, he or she shall resume participation in the Plan as of the date of such reemployment.

                                  ARTICLE III.

                   CONTRIBUTIONS, LIMITATIONS AND FORFEITURES

     Section 3.1 Matching Contributions. For each pay period an Employer shall make to the Plan for each Participant in its employ who elects to have the Maximum Basic Deferral Contribution made to the Titan 401(k) Plan on his or her behalf for such pay period a Matching Contribution equal to 200 percent of such Maximum Basic Deferral Contribution. Contributions made by an Employer to the Plan for a Plan Year shall be paid to the Trustee as soon as practicable, but no later than the time prescribed by law, including extensions thereof, for the filing of the Employer's federal income tax return for such year.

     Section 3.2 Crediting of Contributions. The Committee shall establish and maintain a Matching Account for each Participant. All Matching Contributions made for a Participant shall be credited to such Participant's Matching Account.

     Section 3.3 Return of Matching Contributions. Contributions to this Plan are conditioned upon the initial qualification of this Plan under Section 401(a) of the Code and upon being currently deductible under Section 404 of the Code. Any provision of this Plan to the contrary notwithstanding, upon an Employer's request, any such contribution or portion thereof made to this Plan by such Employer which (i) was made under a mistake of fact which is subsequently discovered, (ii) is disallowed as a deduction under Section 404 of the Code, or
(iii) was made prior to the denial by the Internal Revenue Service of the initial qualification of this Plan under Section 401(a) of the Code, shall be returned to such Employer to the extent not previously distributed to Participants or their beneficiaries; provided, however, that the amounts returnable to an Employer pursuant to this Section shall be reduced by any Trust losses allocable thereto and shall be returned to such Employer only if such return is made within one year after the mistaken payment of the contribution, the date of the disallowance of the deduction, or the date of the denial of the initial qualification of the Plan, as the case may be. Except as provided in this Section, no contribution made by an Employer pursuant to this Plan shall ever revert to or be recoverable by any Employer.

     Section 3.4  Limitations on Contributions.

          (a) Any provision of this Plan to the contrary notwithstanding, if for any Plan Year the contribution percentage for the group of Highly Compensated Employees eligible to receive an allocation of Matching Contributions or Discretionary Matching Contributions under the Titan 401(k) Plan for such Plan Year or to make After-Tax Contributions to the Titan 401(k) Plan for such Plan Year fails to satisfy one of the following tests:

              (1) the contribution percentage for said group of Highly Compensated Employees is not more than 1.25 times the contribution percentage for the preceding Plan Year for all Non-Highly Compensated Employees eligible for the preceding Plan Year to receive an allocation of Matching Contributions or

          Discretionary Matching Contributions under the Titan 401(k) Plan or to make After-Tax Contributions to the Titan 401(k) Plan, or

              (2) the excess of the contribution percentage for said group of Highly Compensated Employees over the contribution percentage for the preceding Plan Year for all Non-Highly Compensated Employees eligible for the preceding Plan Year to receive an allocation of Matching Contributions or Discretionary Matching Contributions under the Titan 401(k) Plan or to make After-Tax Contributions to the Titan 401(k) Plan is not more than two percentage points, and the contribution percentage for said group of Highly Compensated Employees is not more than two times the contribution percentage for the preceding Plan Year for all Non-Highly Compensated Employees eligible for the preceding Plan Year to receive an allocation of Matching Contributions or Discretionary Matching Contributions under the Titan 401(k) Plan or to make After-Tax Contributions to the Titan 401(k) Plan, then the contribution percentage of Participants who are members of said group of Highly Compensated Employees shall be reduced by reducing the contribution percentages of the Highly Compensated Employees with the largest individual contribution percentages to the largest uniform contribution percentage (commencing with the Highly Compensated Employee with the largest contribution percentage and reducing his or her contribution percentage to the extent necessary to satisfy one of the above tests or to lower such contribution percentage to the contribution percentage of the Highly Compensated Employee with the next highest contribution percentage, and repeating this process as necessary) that permits the contribution percentage for said group of Highly Compensated Employees to satisfy one of said tests. For purposes of this subsection
     (a), the term "contribution percentage" for a specified group of Employees for a Plan Year means the average of the ratios (calculated separately for each Employee in such group and after application of the reduction and forfeiture provisions of subsections (a) and (b) of Section 3.6 of the Titan 401(k) Plan) of (i) the aggregate amount of Matching Contributions made to this Plan and Discretionary Matching Contributions and After-Tax Contributions made to the Titan 401(k) Plan by or for such Employee for that year and, at the election of the Committee, all or a portion of the Deferral Contributions made on behalf of such Employee for that year which are not in excess of the amount of such contributions that are permitted to be taken into account under Sections 401(k) and (m) of the Code and the regulations thereunder, to (ii) the amount of such Employee's Compensation for that year or, in the Committee's discretion, only for such portion of that year during which the Employee was eligible to participate in the Plan. If two or more plans to which matching contributions or employee after-tax contributions are made are considered as one plan for purposes of
     Section 410(b) of the Code (other than for purposes of the average benefit percentage test), such plans shall be treated as one plan for purposes of determining the contribution percentages for this subsection (a). If a Highly Compensated Employee is a participant in two or more plans to which matching contributions or employee after-tax contributions are made, then for purposes of determining the contribution ratio of such

     Employee, all such plans (other than those that may not be permissively aggregated) shall be treated as one plan.

          (b) The aggregate amount of any Matching Contributions made to this Plan and Discretionary Matching Contributions and After-Tax Contributions made to the Titan 401(k) Plan by or for Participants which cannot be credited to Participants' Accounts for a Plan Year because of the limitation contained in subsection (a) of this Section (along with any income allocable to such contributions for such Plan Year, but not for the gap period following such Plan Year), calculated by adding together the dollar amount of excess aggregate contributions determined in subsection
     (a) of this Section for each affected Highly Compensated Employee, shall be forfeited if forfeitable, but if not forfeitable, distributed to such Participants no later than 2 1/2 months after the end of such year with the amount to be distributed to particular Participants to be determined on the basis of the amount of Matching Contributions made to this Plan and the amount of Discretionary Matching Contributions and After-Tax Contributions made to the Titan 401(k) Plan by or for each such Participant (commencing with the Highly Compensated Employee with the largest total amount of Matching Contributions and Discretionary Matching Contributions and After-Tax Contributions under the Titan 401(k) Plan for such Plan Year and reducing first his or her After-Tax Contributions made to the Titan 401(k) Plan, then Discretionary Matching Contributions made to the Titan 401(k) Plan and then, if necessary, Matching Contributions made to this Plan to the extent necessary to distribute such aggregate amount or to lower such amount to the total amount of Matching Contributions and Discretionary Matching Contributions and After-Tax Contributions under the Titan 401(k) Plan of the Highly Compensated Employee with the next highest amount of such contributions, and repeating this process as necessary). The income allocable to any such excess aggregate contributions for a Participant for a Plan Year shall be determined by multiplying the amount of income allocable to such Participant's Matching Account or Discretionary Matching Account or After-Tax Account under the Titan 401(k) Plan, whichever is applicable, for such year by a fraction, the numerator of which is the amount of the excess aggregate contributions for such year and the denominator of which is the sum of the amount credited to such Participant's Matching Account or Discretionary Matching Account or After-Tax Account under the Titan 401(k) Plan, whichever is applicable, as of the beginning of such year plus the amount of the Matching Contributions or Discretionary Matching Contributions or After-Tax Contributions to the Titan 401(k) Plan, whichever is applicable, made by or for such Participant for such year.

          (c) Any provision of this Plan to the contrary notwithstanding, in addition to the above limitations of this Section, the sum of the actual deferral percentage and the contribution percentage for the group of Highly Compensated Employees as determined pursuant to and after any reduction in such percentages required by subsection (a) of this Section and subsections
     (a) and (d) of Section 3.6 of the Titan 401(k) Plan shall not exceed the "aggregate limit." The "aggregate limit" shall be equal to the greater of:

              (1) the sum of: (i) 1.25 times the greater of the relevant actual deferral percentage or the relevant contribution percentage, and (ii) two percentage points plus the lesser of the relevant actual deferral percentage or the relevant contribution percentage, provided that the amount in this clause (ii) shall not exceed two times the lesser of the relevant actual deferral percentage or the relevant contribution percentage; or

              (2) the sum of: (i) 1.25 times the lesser of the relevant actual deferral percentage or the relevant contribution percentage, and (ii) two percentage points plus the greater of the relevant actual deferral percentage or the relevant contribution percentage, provided that the amount in this clause (ii) shall not exceed two times the greater of the relevant actual deferral percentage or the relevant contribution percentage.

     The "relevant actual deferral percentage" means the actual deferral percentage determined for the preceding Plan Year pursuant to subsection
     (a) of Section 3.6 of the Titan 401(k) Plan for the group of Non-Highly Compensated Employees eligible during the preceding Plan Year to have Deferral Contributions made to the Titan 401(k) Plan. The "relevant contribution percentage" means the contribution percentage determined for the preceding Plan Year pursuant to subsection (a) of this Section and
     Section 3.6(c) of the Titan 401(k) Plan for the group of Non-Highly Compensated Employees eligible for the preceding Plan Year to receive an allocation of Matching Contributions or Discretionary Matching Contributions under the Titan 401(k) Plan or eligible to make After-Tax Contributions to the Titan 401(k) Plan. In the event that the aggregate limit is exceeded in any year, then the actual deferral percentage and/or contribution percentage for Participants who are members of the group of Highly Compensated Employees shall be reduced by reducing first any After-Tax Contributions made to the Titan 401(k) Plan, then any Deferral Contributions made to the Titan 401(k) Plan, then any Discretionary Matching Contributions made to the Titan 401(k) Plan and finally any Matching Contributions made to this Plan for such Year by, for or on behalf of the Highly Compensated Employees with the largest individual actual deferral percentages and/or contribution percentages to the largest uniform actual deferral percentage and/or contribution percentage (proceeding in the manner prescribed in subsections (a) and (c) of Section 3.6 of the Titan 401(k) Plan and subsection (a) of this Section) that permits the sum of the actual deferral percentage and contribution percentage for said group of Highly Compensated Employees to satisfy the above restrictions. The provisions of Section 3.6(b) and (d) of the Titan 401(k) Plan and subsection (b) of this Section shall apply with respect to any After-Tax Contributions, Deferral Contributions and Discretionary Matching Contributions under the Titan 401(k) Plan and Matching Contributions which cannot be credited to After-Tax Accounts, Deferral Accounts and Discretionary Matching Accounts under the Titan 401(k) Plan and Matching Accounts under the Titan Matching Plan, as the case may be, because of the limitation contained in this subsection (c).

          (d) If any portion of a Deferral Contribution is distributed to a Participant pursuant to Section 3.6(b) of the Titan 401(k) Plan, any portion of a Matching Contribution (along with any income allocable thereto) made to this Plan for such Participant that matches the distributed Deferral Contribution shall be forfeited. If any portion of a Deferral Contribution under the Titan 401(k) Plan is distributed to a Participant pursuant to Section 3.1(e), any portion of a Matching Contribution (along with any income allocable thereto) made to this Plan for such Participant that matches the distributed Deferral Contribution shall be forfeited.

          (e) Any provision of this Section to the contrary notwithstanding, the Company may elect, in accordance with Section 401(k) and (m) of the Code and any regulations or other Treasury pronouncements pertaining thereto, to use data for the current Plan Year, rather than the preceding Plan Year, in determining the actual deferral percentage and the contribution percentage required by this Section for Non-Highly Compensated Employees.

     Section 3.5 Application and Allocation of Forfeitures. All amounts forfeited during a Plan Year shall first be applied to restore any forfeited Matching Account required to be restored pursuant to Sections 6.5 and 6.7, and any forfeitures in excess of the amount needed to restore any such Matching Account shall be allocated among and credited to the Matching Accounts of (A) those Participants who both (i) were employed by (or on authorized leave of absence from) an Employer as a Covered Employee on the last day of such Plan Year and (ii) completed at least 500 Hours of Service during such Plan Year and
(B) those Participants whose Retirement, Permanent Disability or death occurred while employed by (or on authorized leave of absence from) an Employer as a Covered Employee during such Plan Year, in the proportion that the Compensation for each such Participant while both a Participant and a Covered Employee during that year bears to the Compensation of all such Participants while both Participants and Covered Employees during that year.


                                  ARTICLE IV.

                     TRUST FUND, INVESTMENTS AND VALUATIONS

     Section 4.1 Trust and Trustee. All of the contributions paid to the Trustee pursuant to this Plan, together with the income therefrom and the increments thereof, shall be held in trust by the Trustee under the terms and provisions of the separate trust agreement between the Trustee and the Company, a copy of which is attached hereto and incorporated herein by this reference for all purposes, establishing a trust fund known as the TITAN MATCHING TRUST for the exclusive benefit of the Participants and their beneficiaries.

     Section 4.2 Trust Investment Options. All amounts credited to a Participant's Matching Account shall be invested in one or more of the Investment Funds, at the direction of such Participant in accordance with the provisions of this Section. The assets of the Trust shall be divided into such number and kind of separate and distinct Investment Funds as the Committee in its absolute discretion shall authorize from time to time. The Trust assets allocated to a particular Investment Fund shall be invested by the Trustee and/or one or more investment managers duly appointed in accordance with the provisions of the Trust, as the case may be, in such type of property, whether real, personal or mixed, as the Trustee is directed to acquire and hold for such Investment Fund. Upon becoming a Participant in the Plan, each Participant shall direct, in the manner prescribed by the Committee, that all amounts credited to his or her Matching Account shall be invested, in such percentage multiples as the Committee shall prescribe, in one or more of the Investment Funds authorized by the Committee. Subject to such conditions and limitations as the Committee may prescribe from time to time for application to all Participants on a uniform basis, a Participant may change his or her investment direction with respect to future contributions or redirect the investment of the amounts credited to his or her Matching Account provided that notice of such change is delivered to or in the manner directed by the Committee within such reasonable period of time prior to the effective date thereof as the Committee may require.

     Section 4.3 Valuation and Adjustment of Accounts. As of each Valuation Date, the Trustee shall determine the fair market value of all assets of the Trust with the value of the assets of each Investment Fund being separately determined. On the basis of such valuations and in accordance with such procedures as may be specified from time to time by the Committee, the portion of each Matching Account invested in a particular Investment Fund shall be adjusted by the Committee to reflect its proportionate share of the income collected and accrued, realized and unrealized profits and losses, expenses and all other transactions attributable to that particular Investment Fund for the valuation period then ended. The amount of any distribution or forfeiture shall be determined on the basis of the most recent valuation preceding the date of distribution or forfeiture, as the case may be.


                                   ARTICLE V.

                                    VESTING

     Section 5.1 Vesting of Matching Accounts. The amounts credited to the Matching Account of a Participant shall become fully vested upon the occurrence of any of the following events while the Participant is in the employ of (or on authorized leave of absence from) an Employer or Affiliated Company: (i) the completion of an Hour of Service by the Participant on or after his or her Normal Retirement Date, (ii) the Participant's death, (iii) the Participant's Permanent Disability, or (iv) a Change of Control. Unless sooner vested pursuant to the preceding sentence, the amounts credited to a Participant's Matching Account shall vest in accordance with the following schedule:

              Years of Service
          Completed by Participant            Percentage Vested
          ------------------------            -----------------

               Less than 1 year                      None
                   1 year                             25%
                   2 years                            50%
                   3 years                            75%
               4 or more years                       100%

                                  ARTICLE VI.

                                 DISTRIBUTIONS

     Section 6.1 Time and Form of Distribution. Distribution to a Participant or beneficiary under this Article shall be made or commence being made no later than 60 days after the close of the Plan Year in which the latest of the following occurs: (i) the Participant's Normal Retirement Date, (ii) the tenth anniversary of the year in which the Participant commenced participation in the Plan, or (iii) the Participant's separation from the employment of an Employer for any reason other than his or her transfer to the employment of another Employer or Affiliated Company. In addition and any provision of this Plan to the contrary notwithstanding, in the case of a Participant who is a five-percent owner (as defined in Section 416(i) of the Code), distribution to such Participant under the Plan shall be made or commence being made no later than April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2. Distributions that commence being made pursuant to the preceding sentence to a Participant who has not separated from the employment of an Employer or Affiliated Company shall be made pursuant to
Section 6.2 as if the Participant had terminated employment at such time and shall be made in accordance with the minimum distribution requirements of
Section 401(a)(9) of the Code and the regulations thereunder; provided, however, that if a Participant elects to waive payment in the form of a Qualified Joint and Survivor Annuity in accordance with Section 6.2, the alternative form of distribution shall be payment of the minimum amounts required to be distributed pursuant to Section 401(a)(9) of the Code and the regulations thereunder, without recalculation of life expectancy (unless the Participant requests that life expectancy be recalculated in accordance with Section 401(a)(9) of the Code at the time and in the manner prescribed by the Committee), and with any amount remaining upon the termination of the Participant's employment or death to be paid in accordance with Section 6.2 or Section 6.3, whichever is applicable, but with any payments adjusted or accelerated as necessary to satisfy the requirements of Section 401(a)(9) of the Code and the regulations thereunder. Subject to the provisions of this Article requiring that distributions be made in the form of an annuity contract, distributions from the Plan shall be made in cash. Any provision of this Plan to the contrary notwithstanding, all distributions from the Plan shall be made in accordance with Section 401(a)(9) of the Code and the regulations thereunder.

     Section 6.2  Distribution of Retirement or Permanent Disability Benefit.

          (a) Except as otherwise provided in this Section, upon the Retirement or Permanent Disability of a Participant, the Vested Interest of such Participant shall be distributed to such Participant by the Trustee at the direction of the Committee in the form of a Qualified Joint and Survivor Annuity contract to be purchased from a company selected by the Committee and commencing in payment as soon as practicable unless the Participant's Vested Interest does not exceed and has never exceeded $5,000, in which event it will be distributed to the Participant as soon as practicable following his or her Retirement or Permanent Disability in the form of a single distribution. Notwithstanding the provisions of this Section 6.2, no distribution shall be made upon the Permanent Disability of a Participant prior to his or her Normal Retirement Date unless (i) such Participant elects to receive such distribution, or
     (ii) such Participant's Vested Interest does not exceed and has never exceeded $5,000.

          (b) Not more than 90 days prior to the date the Qualified Joint and Survivor Annuity contract is to commence in payment to a Participant, the Committee shall provide such Participant with a written explanation of (i) the terms and conditions of the Qualified Joint and Survivor Annuity, (ii) his or her right to make, and the effect of, an election to waive the Qualified Joint and Survivor Annuity form of benefit, (iii) the rights of his or her spouse with respect to the receipt and waiver of the Qualified Joint and Survivor Annuity, and (iv) the right to make, and the effect of, a revocation of an election to waive the Qualified Joint and Survivor Annuity. The written explanation shall be required at least 30 days prior to the date the Qualified Joint and Survivor Annuity contract is to commence in payment; provided, however, that a Participant may elect (with any applicable spousal consent) to waive such requirement if the distribution to the Participant commences no earlier than 8 days after such explanation is provided.

          (c) After receiving the explanation described in (b) above, the Participant may elect at any time during the 90-day period ending on the date the annuity contract is to commence in payment to waive the Qualified Joint and Survivor Annuity form of benefit and also may revoke any such election during such period. Any such election to waive a Qualified Joint and Survivor Annuity form of benefit by a married Participant will be effective only if the spouse of such Participant consents in writing within the 90-day period preceding the date distributions are to commence to both the election and the optional form of benefit selected by the Participant and such consent is witnessed by a notary public.

          (d) Any amount payable under the Plan upon the Retirement or Permanent Disability of a Participant who has elected to waive the Qualified Joint and Survivor Annuity form of benefit as provided above shall be distributed to such Participant by the Trustee at the direction of the Committee in one of the following forms to be selected by the
     Participant:

          (i)   by payment of the entire amount in a single distribution; or

          (ii) by payment of the entire amount in substantially equal monthly, quarterly, or annual installments over a fixed period not extending beyond the life expectancy of the Participant or the joint life and last survivor expectancy of the Participant and his or her designated beneficiary. If a Participant who elected installment payments dies prior to the distribution of the entire amount of his or her Vested Interest, the remaining portion thereof shall be distributed to his or her beneficiary or beneficiaries, as determined in accordance with Section 6.3.

     Section 6.3  Distribution of Death Benefit.

          (a) Except as otherwise provided in this Section, upon the death of a Participant who is married, the Vested Interest of such Participant shall be distributed by the Trustee at the direction of the Committee to his or her surviving spouse in the form of a Qualified Preretirement Survivor Annuity contract to be purchased from a company selected by the Committee and commencing in payment as soon as practicable following the Participant's death.

          (b) The Committee shall provide each Participant with a written explanation of the Qualified Preretirement Survivor Annuity provided above, including the Participant's right to waive the distribution of such Qualified Preretirement Survivor Annuity with the consent of his or her spouse and to revoke any such waiver, within whichever of the following periods ends last: (i) the period beginning with the first day of the Plan Year in which the Participant attains the age of 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains the age of 35, (ii) the one-year period after the individual becomes a Participant, or (iii) the one-year period after separation from employment in the case of a Participant who separates before attaining age 35.

          (c) Each Participant may elect at any time beginning on the first day of the Plan Year in which the Participant attains age 35 and ending on the date of such Participant's death to waive the Qualified Preretirement Survivor Annuity form of benefit provided above so that his or her entire benefit may be paid to his or her designated beneficiary. No election to waive the Qualified Preretirement Survivor Annuity will be effective upon the Participant's death unless such election designates a beneficiary that cannot be changed without spousal consent, the Participant's surviving spouse consents in writing to such election and such consent is witnessed by a notary public. A Participant may revoke any such election to waive the Qualified Preretirement Survivor Annuity at any time prior to his or her death.

          (d) Any amount payable under the Plan upon the death of a Participant who is not married or who is married but who has elected, as provided above, to waive the Qualified Preretirement Survivor Annuity and has designated a beneficiary, shall be distributed to the beneficiary designated by such Participant. Such designation shall be made in writing on a form prescribed by the Committee and, when filed with the Committee, shall become effective and remain in effect until changed by the Participant by the filing of a new beneficiary designation form with the Committee. If an unmarried Participant fails to so designate a beneficiary or in the event all of a Participant's designated beneficiaries are individuals who predecease the Participant, then the

     Committee shall direct the Trustee to distribute the amount payable under the Plan to such Participant's surviving spouse, if any, but if none, to such Participant's estate.

          (e) All distributions under this Section, other than the Qualified Preretirement Survivor Annuity provided above, shall be made to the beneficiary or beneficiaries by the Trustee at the direction of the Committee in a single distribution as soon as practicable following a Participant's death; provided, however, that if the Participant's Vested Interest exceeds or has ever exceeded $5,000, a Participant may elect (or if the Participant does not elect, his or her designated beneficiary may elect) that distributions be made in substantially equal monthly, quarterly or annual installments over a fixed period of time not extending beyond the life expectancy of the Participant's designated beneficiary.

          (f) Any provision of this Section 6.3 to the contrary notwithstanding, the surviving spouse of any deceased Participant may elect in writing after the Participant's death to receive the benefits otherwise payable to such surviving spouse in one of the forms provided in Section 6.3(e) above or in the form of a Qualified Preretirement Survivor Annuity commencing in payment as of such later date as the surviving spouse may elect, provided that such delayed payment commencement date complies with the provisions of
     Section 401(a)(9) of the Code and the regulations thereunder.

      Section 6.4 Distribution of Separation from Employment Benefit. If a Participant separates from the employment of an Employer or Affiliated Company for any reason other than his or her Retirement, Permanent Disability, death or transfer to the employment of another Employer or Affiliated Company, the Matching Account of such Participant shall be retained in trust and shall continue to be credited with applicable earnings as provided in Section 4.3, and the Vested Interest of such Participant shall be distributed to such Participant by the Trustee at the direction of the Committee upon such Participant's Normal Retirement Date by payment of the entire amount in the form of a Qualified Joint and Survivor Annuity contract to be purchased from a company selected by the Committee and commencing in payment as soon as practicable thereafter (or, if the Participant dies prior to his or her Normal Retirement Date, the Vested Interest of such Participant under the Plan shall be distributed upon his or her death in accordance with Section 6.3); provided, however, that (i) each such Participant shall have the right to receive an early distribution of his or her Vested Interest under the Plan in the form of a Qualified Joint and Survivor Annuity contract to be purchased from a company selected by the Committee and commencing in payment as soon as practicable following such election, or upon satisfaction of the notice and waiver requirements of Section 6.2, in any other form provided for distributions upon Retirement or Permanent Disability pursuant to Section 6.2, and (ii) the Committee shall require a lump sum distribution of any such Participant's entire Vested Interest as soon as practicable if such Participant's Vested Interest does not exceed and has never exceeded $5,000.

     Section 6.5  Forfeitures.

          (a) Unless sooner forfeited as provided below, any unvested portion of the Matching Account of a Participant who separates from the employment of an Employer or Affiliated Company for any reason other than his or her Retirement, Permanent Disability, death or transfer to the employment of another Employer or Affiliated Company shall be forfeited upon the earlier of the date of such Participant's death or the date such Participant incurs five consecutive One Year Breaks in Service unless such Participant is reemployed by an Employer or Affiliated Company prior to such date.

          (b) (i)   If a Participant receives a complete distribution of his or her Vested Interest under Section 6.4 by the end of the second Plan Year following the year in which his or her separation from employment occurred under Section 6.4, any portion of such Participant's Matching Account which is not vested at the time of such distribution shall be forfeited at such time.

              (ii) If a Participant who separates from the employment of an Employer or Affiliated Company for any reason other than his or her Retirement, Permanent Disability, death or transfer to the employment of another Employer or Affiliated Company, is not entitled to receive any distribution from the Plan due to the fact that such Participant has no Vested Interest, such Participant shall be deemed to have received a distribution from the Plan of his or her entire Vested Interest under the Plan and any amount credited to such Participant's Matching Account shall be forfeited at the time of such separation from employment.

              (iii) If a Participant, any portion of whose Matching Account is forfeited pursuant to this subsection (b), is reemployed as a Covered Employee prior to incurring five consecutive One Year Breaks in Service, the amount so forfeited shall be restored to such individual's Matching Account out of current-year forfeitures or, if such forfeitures are insufficient, by an additional Employer contribution; provided, however, that no amount shall be restored to the Matching Account of an individual who previously received a distribution of the vested portion of his or her Matching Account unless he or she repays to the Plan for crediting to his or her Matching Account, while a Covered Employee and within five years of the date of such reemployment, the full amount previously distributed from such Account.

          (c) If a Participant who has not yet incurred five consecutive One Year Breaks in Service receives a distribution under Section 6.4 after the end of the second Plan Year following the year in which his or her separation from employment occurred, any portion of such Participant's Matching Account which is not vested at the time of such distribution shall be retained in such Account and shall be forfeited upon the earlier of the date of such Participant's death or the date such Participant incurs five consecutive One Year Breaks in Service unless such Participant is reemployed by an Employer or Affiliated Company prior to such date. If a Participant receives a distribution from the Plan after the end of the second Plan Year following the year in which his or her separation from employment occurred and is reemployed by an Employer or Affiliated Company prior to incurring five consecutive One Year Breaks in Service, then the unvested balance in his or her Matching Account shall be transferred to a segregated account for such Participant and the amount that the Participant is entitled to receive from such segregated account as of any later date shall be an amount equal to X, which amount shall be determined in accordance with the following formula: X = P(AB + D) - D, where P is the Participant's vested percentage at such later date, AB is the amount in his or her segregated account at such later date, and D is the amount distributed to the Participant in connection with his or her earlier separation from employment.

          (d) All amounts forfeited under the Plan shall be credited to a forfeiture account and invested by the Trustee at the direction of the Committee in its discretion until such forfeited amounts and any earnings attributable thereto are applied in accordance with Section 3.5.

     Section 6.6 Distributions to Minors and Persons Under Legal Disability. If any distribution under the Plan becomes payable to a minor or other person under a legal disability, such distribution may be made to the duly appointed guardian or other legal representative of the estate of such minor or person under legal disability.

     Section 6.7 Benefits Payable to Missing Participant or Beneficiary. If the Committee cannot locate a Participant or beneficiary entitled to a distribution under this Plan within a period of three years after such Participant or beneficiary becomes entitled to the distribution, the amounts credited to the Matching Account of such Participant or beneficiary shall be forfeited; provided, however, that if a claim for any such forfeited amounts is subsequently made by any person entitled to the distribution, such forfeited amounts shall be restored (without adjustment for earnings or appreciation) out of current-year forfeitures, or if such forfeitures are insufficient, by an additional Employer contribution.

     Section 6.8 Transfer of Eligible Rollover Distribution. If a Participant is entitled to receive an eligible rollover distribution (as defined in Section 402(c) of the Code and the regulations thereunder) from the Plan, such Participant may elect to have the Committee direct the Trustee to transfer the entire amount of such distribution directly to any of the following specified by such Participant: an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code (other than an endowment contract), a defined contribution plan qualified under Section 401(a) of the Code the terms of which permit rollover contributions or an annuity plan described in Section 403(a) of the Code. If the surviving spouse of a deceased Participant is entitled to receive an eligible rollover distribution from the Plan, such surviving spouse may elect to have the Committee direct the Trustee to transfer the entire amount of such distribution directly to either an individual retirement account described in
Section 408(a) of the Code or an individual retirement annuity described in
Section 408(b) of the Code (other than an endowment contract) specified by such surviving spouse. If an alternate payee under a qualified domestic relations order (as defined in Section 414(p) of the Code) is the spouse or former spouse of the Participant specified in the qualified domestic relations order, this Section shall apply to such alternate payee as if the alternate payee were a Participant. A distributee of an eligible rollover distribution who is entitled to make an election under this Section may specify that some portion less than the entire amount of such distribution be transferred in accordance with this Section.

     Section 6.9 Qualified Domestic Relations Orders. Any provision of this Plan to the contrary notwithstanding:

          (a) The Committee shall establish and maintain for each alternate payee named with respect to a Participant under a domestic relations order which is determined by the Committee to be a qualified domestic relations order (as defined in Section 414(p) of the Code) such separate accounts as the Committee may deem to be necessary or appropriate to reflect such alternate payee's interest in the Matching Account of such Participant. Such alternate payee's accounts shall be credited with the alternate payee's interest in the Participant's Matching Account as determined under such qualified domestic relations order. The alternate payee may change investment direction with respect to his or her account balances in accordance with Section 4.2 in the same manner as the Participant.

          (b) Except to the extent otherwise provided in the qualified domestic relations order naming an alternate payee with respect to a Participant,
     (i) the alternate payee may designate a beneficiary on a form prescribed by and filed with the Committee, (ii) if no such beneficiary is validly designated or if the designated beneficiary is a person who predeceases the alternate payee, the beneficiary of the alternate payee shall be the alternate payee's estate, and (iii) the beneficiary of the alternate payee shall be accorded under the Plan all of the rights and privileges of the beneficiary of a Participant.

          (c) An alternate payee named with respect to a Participant shall be entitled to receive a distribution from the Plan in accordance with the qualified domestic relations order naming such alternate payee. Such distribution may be made only in a form provided under the Plan and shall include only such amounts as are vested. If a qualified domestic relations order so provides, a lump sum distribution of the total vested amount credited to the alternate payee's account may be made to the alternate payee at any time prior to the date the Participant named in such qualified domestic relations order attains his or her earliest retirement age (as defined in Section 414(p)(4)(B) of the Code).

          (d) If a portion of any unvested amount credited to the Matching Account of a Participant named in the qualified domestic relations order is credited to the account of the alternate payee named in such qualified domestic relations order, the portion credited to such account of the alternate payee shall vest and/or be forfeited at the same time and in the same manner as such Matching Account of the Participant.

                                 ARTICLE VII.

                              PLAN ADMINISTRATION

     Section 7.1 Committee. The Company shall be the plan administrator of the Plan. The Plan shall be administered on behalf of the Company by a Committee composed of at least three individuals appointed by the Board of Directors of the Company. Each member of the Committee so appointed shall serve in such office until his or her death, resignation or removal by the Board of Directors of the Company. The Board of Directors of the Company may remove any member of the Committee at any time by giving written notice thereof to the members of the Committee. Vacancies shall likewise be filled from time to time by the Board of Directors of the Company. The members of the Committee shall receive no remuneration from the Plan for their services as Committee members.

     Section 7.2 Powers, Duties and Liabilities of the Committee. The Committee shall have discretionary and final authority to interpret and implement the provisions of the Plan, including without limitation authority to determine eligibility for benefits under the Plan, and shall perform all of the duties and exercise all of the powers and discretion granted to it under the terms of the Plan. The Committee shall act by a majority of its members at the time in office and such action may be taken either by a vote at a meeting or in writing without a meeting. The Committee may by such majority action authorize any one or more of its members to execute any document or documents on behalf of the Committee, in which event the Committee shall notify the Trustee in writing of such action and the name or names of its member or members so authorized to act. Every interpretation, choice, determination or other exercise by the Committee of any discretion given either expressly or by implication to it shall be conclusive and binding upon all parties directly or indirectly affected, without restriction, however, on the right of the Committee to reconsider and redetermine such actions. In performing any duty or exercising any power herein conferred, the Committee shall in no event perform such duty or exercise such power in any manner which discriminates in favor of Highly Compensated Employees. The Employers shall indemnify and hold harmless each member of the Committee against any claim, cost, expense (including attorneys' fees), judgment or liability (including any sum paid in settlement of a claim with the approval of the Employers) arising out of any act or omission to act as a member of the Committee appointed under this Plan, except in the case of willful misconduct.

     Section 7.3 Rules, Records and Reports. The Committee may adopt such rules and procedures for the administration of the Plan as are consistent with the terms hereof, and shall keep adequate records of the Committee's proceedings and acts and of the status of the Participants' Matching Accounts. The Committee may employ such agents, accountants and legal counsel (who may be agents, accountants or legal counsel for an Employer) as may be appropriate for the administration of the Plan. The Committee shall at least annually provide each Participant with a report reflecting the status of his or her Matching Account in the Trust and shall cause such other information, documents or reports to be prepared, provided and/or filed as may be necessary to comply with the provisions of the Employee Retirement Income Security Act of 1974 or any other law.

     Section 7.4 Administration Expenses and Taxes. The Employers may, but shall not be required to, pay all reasonable and necessary expenses (including the fees of agents, accountants and legal counsel) incurred by the Committee in connection with the administration of the Plan. Unless otherwise paid by the Employers in their absolute discretion, such expenses shall be paid from and charged against the assets of the Trust. Should any tax of any character (including transfer taxes) be levied upon the Trust assets or the income therefrom, such tax shall be paid from and charged against the assets of the Trust.


                                 ARTICLE VIII.

                           AMENDMENT AND TERMINATION

     Section 8.1 Amendment. The Company shall have the right and power at any time and from time to time to amend this Plan, in whole or in part, on behalf of all Employers. Any such amendment made by the Company shall be made by or pursuant to a resolution duly adopted by the Board of Directors of the Company, and shall be evidenced by such resolution or by a written instrument executed by such person as the Board of Directors of the Company shall authorize for such purpose. With the consent of the Company and subject to such procedure as it may prescribe, each Employer shall have the right and power at any time and from time to time to amend this Plan, in whole or in part, with respect to the Plan's application to the Participants of the particular amending Employer and the assets held in the Trust for their benefit, or to transfer such assets or any portion thereof to a new trust for the benefit of such Participants. However, in no event shall any amendment or new trust permit any portion of the trust fund to be used for or diverted to any purpose other than the exclusive benefit of the Participants and their beneficiaries, nor shall any amendment or new trust reduce a Participant's Vested Interest under the Plan.

     Section 8.2 Termination. The Board of Directors of the Company shall have the right and power at any time to terminate this Plan on behalf of all Employers, or to terminate this Plan as it applies to the Participants who are or were employees of any particular Employer, by giving written notice of such termination to the Committee and Trustee. Any provision of this Plan to the contrary notwithstanding, upon the termination or partial termination of the Plan as to any Employer, or in the event any Employer should completely discontinue making contributions to the Plan without formally terminating it, all amounts credited to the Matching Accounts of the affected Participants of that particular Employer shall be fully vested.


                                  ARTICLE IX.

                             TOP-HEAVY PROVISIONS

     Section 9.1 Top-Heavy Definitions. Unless the context clearly indicates otherwise, when used in this Article:

          (a) "Top-Heavy Plan" means this Plan if, as of the Determination Date, the aggregate of the Matching Accounts of Key Employees under the Plan exceeds 60% of the aggregate of the Matching Accounts of all Participants and former Participants under the Plan. The aggregate of the Matching Accounts of any Participant or former Participant shall include any distributions (other than related rollovers or transfers from the Plan within the meaning of regulations under Section 416(g) of the Code) made from such individual's Matching Account during the Plan Year or any of the four preceding Plan Years, but shall not include any unrelated rollovers or transfers (within the meaning of regulations under Section 416(g) of the Code) made to such individual's account after December 31, 1983. The Matching Account of any Participant or former Participant who (i) is not a Key Employee for the Plan Year in question but who was a Key Employee in a prior Plan Year, or (ii) has not completed an Hour of Service during the five-year period ending on the Determination Date, shall not be taken into Matching Account. The determination of whether the Plan is a Top-Heavy Plan shall be made after aggregating all other plans of an Employer and any Affiliated Company qualifying under Section 401(a) of the Code in which a Key Employee is a participant or which enables such a plan to meet the requirements of Section 401(a)(4) or 410 of the Code, and after aggregating any other plan of an Employer or Affiliated Company, which is not already aggregated, if such aggregation group would continue to meet the requirements of Sections 401(a)(4) and 410 of the Code and if such permissive aggregation thereby eliminates the top-heavy status of any plan within such permissive aggregation group. The determination of whether this Plan is a Top-Heavy Plan shall be made in accordance with Section 416(g) of the Code.

          (b) "Determination Date" means, for purposes of determining whether the Plan is a Top-Heavy Plan for a particular Plan Year, the last day of the preceding Plan Year.

          (c) "Key Employee" means any Employee or former Employee (including a beneficiary of such Employee or former Employee) who at any time during the Plan Year or any of the four preceding Plan Years is:

              (1) an officer of the Employer who has Compensation for any such Plan Year greater than 50% of the amount in effect under Section 415(b)(1)(A) of the Code for such Plan Year;

              (2) one of the 10 Employees owning (or considered as owning within the meaning of Section 318 of the Code) the largest interests in excess of 0.5% in an Employer or Affiliated Company and having Compensation for such Plan Year of more than the limitation in effect under Section 415(c)(1)(A) of the Code;

              (3) a person owning (or considered as owning within the meaning of Section 318 of the Code) more than 5% of the outstanding stock of an Employer or stock possessing more than 5% of the total combined voting power of all stock of an Employer; or

              (4) a person who has Compensation for such Plan Year from an Employer of more than $150,000 and who would be described in paragraph
          (3) hereof if 1% were substituted for 5% in each place it appears in such paragraph.

     For the purposes of applying Section 318 of the Code to this subsection
     (c), subparagraph (C) of Section 318(a)(2) of the Code shall be applied by substituting 5% for 50%. The rules of subsections (b), (c) and (m) of
     Section 414 of the Code shall not apply for purposes of determining ownership in an Employer under this subsection (c).

          (d) "Non-Key Employee" means any Employee or former Employee (including a beneficiary of such Employee or former Employee) who is not a Key Employee.

     Section 9.2 Minimum Contribution Requirement. Any provision of this Plan to the contrary notwithstanding, if the Plan is a Top-Heavy Plan for any Plan Year, then the Employers will contribute to the Matching Account of each Non-Key Employee who is both eligible to participate and in the employ of an Employer on the last day of such Plan Year, an amount which, when added to the total amount of contributions and forfeitures otherwise allocable under the Plan and any other plan that may be aggregated with the Plan for such Non-Key Employee for such year, shall equal the lesser of (i) 3% of such Non-Key Employee's Compensation for such year or (ii) the amount of contributions and forfeitures (expressed as a percentage of Compensation allocable under the Plan for the Key Employee for whom such percentage is the highest for the Plan Year after taking into account contributions under other defined contribution plans maintained by the Employer in which a Key Employee is a participant (as well as any other plan of an Employer which enables such a plan to meet the requirements of Section 401(a)(4) or 410 of the Code); provided, however, that no minimum contribution shall be made for a Non-Key Employee under this Section for any Plan Year if the Employer maintains another qualified plan under which a minimum benefit or contribution is being accrued or made for such Plan Year for the Non-Key Employee in accordance with Section 416(c) of the Code. A Non-Key Employee who is not a Participant, but for whom a contribution is made pursuant to this Section, shall be accorded all of the rights and privileges of a Participant under the Plan except that no contributions (other than contributions pursuant to this Section) shall be made for or on behalf of such Non-Key Employee until he or she meets the eligibility and participation requirements of Article II.


                                  ARTICLE X.

                       MISCELLANEOUS GENERAL PROVISIONS

     Section 10.1 Spendthrift Provision. No right or interest of any Participant or beneficiary under the Plan may be assigned, transferred or alienated, in whole or in part, either directly or by operation of law, and no such right or interest shall be liable for or subject to any debt, obligation or liability of such Participant or beneficiary; provided, however, that nothing herein shall prevent the payment of amounts from a Participant's Matching Account under the Plan in accordance with the terms of a court order which the Committee has determined to be a qualified domestic relations order (as defined in Section 414(p) of the Code).

     Section 10.2 Claims Procedure. If any person (hereinafter called the "Claimant") feels that he or she is being denied a benefit to which he or she is entitled under the Plan, such Claimant may file a written claim for said benefit with any member of the Committee. Within 60 days of the receipt of such claim the Committee shall determine and notify the Claimant as to whether he or she is entitled to such benefit. Such notification shall be in writing and, if denying the claim for benefit, shall set forth the specific reason or reasons for the denial, make specific reference to the pertinent provisions of the Plan, and advise the Claimant that he or she may, within 60 days of the receipt of such notice, in writing request to appear before the Committee for a hearing to review such denial. Any such hearing shall be scheduled at the mutual convenience of the Committee or its designated representative and the Claimant, and at such hearing the Claimant and/or his or her duly authorized representative may examine any relevant documents and present evidence and arguments to support the granting of the benefit being claimed. The final decision of the Committee with respect to the claim being reviewed shall be made within 60 days following the hearing thereon and the Committee shall in writing notify the Claimant of its final decision, again specifying the reasons therefor and the pertinent provisions of the Plan upon which such decision is based. The final decision of the Committee shall be conclusive and binding upon all parties having or claiming to have an interest in the matter being reviewed.

     Section 10.3 Maximum Contribution Limitation. Any provision of this Plan to the contrary notwithstanding, the sum of (i) the Employer contributions, (ii) the forfeitures, and (iii) the Participant contributions (excluding rollover contributions and employee contributions to a simplified employee pension allowable as a deduction, each within the meaning specified in Section 415(c)(2) of the Code), allocated to a Participant with respect to a Plan Year shall in no event exceed the lesser of $30,000 (as adjusted pursuant to Section 415(d) of the Code to take into account any cost-of-living increase) or 25% of such Participant's Compensation for that year. For the purposes of applying the limitation imposed by this Section, each Employer and its Affiliated Companies shall be considered a single employer, and all defined contribution plans (meaning plans providing for individual accounts and for benefits based solely upon the amounts contributed to such accounts and any forfeitures, income, expenses, gains and losses allocated to such accounts) described in Section 415(k) of the Code, whether or not terminated, maintained by an Employer or its Affiliated Companies shall be considered a single plan. If the total amount allocable to a Participant's Matching Account for a particular Plan Year would, but for this sentence, exceed the foregoing limitation, any amounts allocated to such Participant's Matching Account in excess of the foregoing limitation shall be credited to a suspense account and thereafter used to reduce Matching Contributions for such Plan Year (and, if necessary, the next succeeding year). No adjustment shall be made to such suspense account to reflect income, profits or losses, expenses or other transactions affecting the Trust.

     Section 10.4 Employment Noncontractual. The establishment of this Plan shall not enlarge or otherwise affect the terms of any Employee's employment with an Employer and an

Employer may terminate the employment of any Employee as freely and with the same effect as if this Plan had not been adopted.

     Section 10.5 Limitations on Responsibility. The Employers do not guarantee or indemnify the Trust against any loss or depreciation of its assets which may occur, nor guarantee the payment of any amount which may become payable to a Participant or his or her beneficiaries pursuant to the provisions of this Plan. All payments to Participants and their beneficiaries shall be made by the Trustee at the direction of the Committee solely from the assets of the Trust and the Employers shall have no legal obligation, responsibility or liability for any such payments.

     Section 10.6 Merger or Consolidation. In no event shall this Plan be merged or consolidated into or with any other plan, nor shall any of its assets or liabilities be transferred to any other plan, unless each Participant would be entitled to receive a benefit if the plan in which he or she then participates terminated immediately following such merger, consolidation or transfer, which is equal to or greater than the benefit he or she would have been entitled to receive if the Plan had been terminated immediately prior to such merger, consolidation or transfer.

     Section 10.7 Applicable Law. This Plan shall be governed and construed in accordance with the internal laws (and not the principles relating to conflicts of laws) of the State of Texas except where superseded by federal law.

     IN WITNESS WHEREOF, this Plan has been established by Titan Resources I, Inc. this 24th day of August, 1998, to be effective as of September 1, 1998.

                                       TITAN RESOURCES I, INC.



                                       By       /s/ Jack D. Hightower
                                         --------------------------------------
                                         Title: President, Chief Executive
                                         Officer and Chairman of the Board